UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 11, 2017

Xtant Medical Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34951	20-5313323
(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane
Belgrade, Montana	59714
(Address of Principal Executive Offices)	(Zip Code)

(406) 388-0480
(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

Seventeenth Amendment and Waiver to Amended and Restated Credit Agreement

Effective August 11, 2017, Bacterin International, Inc. (“Bacterin”), a Nevada corporation and wholly-owned subsidiary of Xtant Medical Holdings, Inc. (the “Company”), as borrower, the Company, X-Spine Systems, Inc., an Ohio corporation and wholly-owned subsidiary of the Company, and Xtant Medical, Inc., a Delaware corporation and wholly-owned subsidiary of the Company, collectively as the guarantors, and ROS Acquisition Offshore LP (“ROS”) and OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”), entered into the Seventeenth Amendment and Waiver to Amended and Restated Credit Agreement (the “Facility Amendment”), which amended the existing Amended and Restated Credit Agreement, dated as of July 27, 2015 (the “Facility”).

Prior amendments to the Facility deferred Bacterin’s accrued interest payment date for the fiscal quarters ended on December 31, 2016, March 31, 2017 and June 30, 2017 until August 15, 2017. The Facility Amendment further defers Bacterin’s accrued interest payment date for the fiscal quarters ended on December 31, 2016, March 31, 2017 and June 30, 2017 until September 30, 2017.

The interest due on September 30, 2017 for the fiscal quarter ended on December 31, 2016 will be $1,147,329.47, plus interest accrued on such interest from January 2, 2017 until paid at a rate equal to 14% plus the higher of the LIBO Rate (as defined in the Facility) for the fiscal quarter ended on December 31, 2016, or 1%. The interest due on September 30, 2017 for the fiscal quarter ended on March 31, 2017 will be $1,139,597.47, plus interest accrued on such interest from April 1, 2017 until paid at a rate equal to 14% plus the higher of the LIBO Rate for the fiscal quarter ended on March 31, 2017, or 1%. The interest due on September 30, 2017 for the fiscal quarter ended on June 30, 2017 will be $1,169,543.56, plus interest accrued on such interest from July 1, 2017 until paid at a rate equal to 14% plus the higher of the LIBO Rate for the fiscal quarter ended on June 30, 2017, or 1%.

The Facility Amendment modified the minimum revenue base covenant for the quarters ending June 30, 2017, and September 30, 2017. The Amendment also modified the minimum liquidity financial covenant of the Facility by allowing the Company and its subsidiaries to maintain a liquidity amount of not less than $500,000 until September 30, 2017. At all times after September 30, 2017, the liquidity of the Company and its subsidiaries must not be less than $5,000,000. The Facility Amendment modified the consolidated senior leverage ratio financial covenant of the Facility by moving the commencement date of the covenant from the most recent four fiscal quarters ended June 30, 2017, to the most recent four fiscal quarters ended September 30, 2017. Finally, the Facility Amendment waived any non-compliance with the covenants set forth in Sections 8.4(a), 8.4(b) and 8.4(c) of the Facility.

Amendment Number 1 to Indenture

Effective August 16, 2017, the Company and Wilmington Trust, National Association (the “Trustee”), entered into the Amendment Number 1 to Indenture (the “Indenture Amendment”), which amended the existing Indenture, dated as of July 31, 2015 (the “Indenture”).

The Indenture Amendment amended the Indenture by moving the payment date of interest accrued on notes issued under the Indenture from July 15, 2017 to September 30, 2017. The Indenture Amendment also set the record date for the September 30 interest payment at June 30, 2017 and waived any event of default that may have occurred as a result of the non-payment of interest on July 15, 2017. The interest payment due on September 30, 2017 will include interest accrued on such interest from July 11, 2017 to the date of payment thereof at a rate equal to 6.00% per annum plus 100 basis points.

Amendment and Waiver to Convertible Promissory Notes

Effective August 15, 2017, the Company, ROS and Royalty Opportunities entered into the Amendment and Waiver (the “Notes Amendment”), which amended certain Convertible Promissory Notes held by ROS and OrbiMed that were issued by the Company on April 14, 2016 and January 17, 2017 (collectively, the “Notes”).

The Notes Amendment amended the Notes by moving the payment date of interest accrued on the Notes from July 15, 2017 to September 30, 2017. The Notes Amendment also waived any event of default that may have occurred as a result of the non-payment of interest on July 15, 2017. The interest payment due on September 30, 2017 will include interest accrued on such interest from July 15, 2017 to the date of payment thereof at a rate equal to 6.00% per annum plus 100 basis points.

The foregoing descriptions of the Facility Amendment, the Indenture Amendment and the Notes Amendment do not purport to be complete and are qualified in their entirety by the full text of the Facility Amendment, the Indenture Amendment and the Notes Amendment, copies of which are filed as Exhibits 10.1, 10.2 and 10.3 and incorporated by reference herein.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

The disclosures set forth above under Item 1.01 are hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Seventeenth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of August 11, 2017, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Amendment Number 1 to Indenture, dated as of August 16, 2017, by and between Xtant Medical Holdings, Inc. and Wilmington Trust, National Association.

10.3	Amendment and Waiver, dated as of August 15, 2017, by and among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2017
XTANT MEDICAL HOLDINGS, INC.

By: /s/ John Gandolfo
Name: John Gandolfo
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Seventeenth Amendment and Waiver to Amended and Restated Credit Agreement, dated as of August 11, 2017, by and among Bacterin International, Inc., Xtant Medical Holdings, Inc., X-Spine Systems, Inc., Xtant Medical, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.

10.2	Amendment Number 1 to Indenture, dated as of August 16, 2017, by and between Xtant Medical Holdings, Inc. and Wilmington Trust, National Association.

10.3	Amendment and Waiver, dated as of August 15, 2017, by and among Xtant Medical Holdings, Inc., ROS Acquisition Offshore LP and OrbiMed Royalty Opportunities II, LP.